UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 6, 2004

Midwest Air Group, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)

(414) 570-4000
(Registrant’s telephone number, including area code)

Item 5.	Other Events.

On April 6, 2004, Skyway Airlines, Inc., an indirect wholly-owned subsidiary of Midwest Air Group, Inc. (the “Company”), issued a press release confirming that it is in discussions with Delta Air Lines, Inc. to operate the Fairchild 328JET fleet of Delta Connection, Inc. The Company is filing a copy of such press release as Exhibit 99 hereto, which is incorporated by reference herein.

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is attached to this Current Report on Form 8-K:

99	Press Release dated April 6, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST AIR GROUP, INC.
Date: April 9, 2004	By:	/s/ Dennis J. O'Reilly
	Its:	Treasurer

MIDWEST AIR GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number
99	Press Release dated April 6, 2004.